UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): OCTOBER 3, 2005


                            STERLING CHEMICALS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        000-50132                                         76-0502785
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(Commission File Number)                       (IRS Employer Identification No.)


                           333 CLAY STREET, SUITE 3600
                            HOUSTON, TEXAS 77002-4109
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              (Address of Principal Executive Offices and Zip Code)


                                 (713) 650-3700
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7.01  REGULATION FD DISCLOSURE.

         Sterling Chemicals, Inc. (the "Company") issued a press release today regarding fire damage to its styrene production facilities and certain effects on operations from such damage. The press release is filed herewith as Exhibit
99.1 and incorporated herein by reference.

         Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning the length of time to complete repairs to its production facilities, the timing of the return to normal operations, the Company's ability to meet contractual commitments in the interim and the extent of the Company's ability to recover its losses under its various insurance policies. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and Sterling's overall business and financial performance can be found in Sterling's filings with the Securities and Exchange Commission, including Sterling's Annual Report on Form 10-K. Investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.














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
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.


     Exhibit Number        Description
     --------------        -----------

          99.1             Press Release of October 3, 2005





















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
                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     STERLING CHEMICALS, INC.

                                     By: /s/ Richard K. Crump
                                         --------------------------------------
                                         Richard K. Crump
                                         President and Chief Executive Officer

Dated: October 3, 2005





























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
                                  EXHIBIT INDEX


     Exhibit Number        Description
     --------------        -----------

         99.1              Press Release of October 3, 2005



























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